6-1162-CLO-1042

American Airlines, Inc.
2000 Eagle Parkway
MD 8250
Fort Worth, TX 76177

Subject:                      Contribution Toward Third Party Damages

Reference:
Customer Services General Terms Agreement No. 23-1 (CSGTA), Letter Agreement 23-1A to the CSGTA and Supplemental Agreement No. SA-eE dated December 21, 2007 (SA-eE) to the CSGTA between The Boeing Company (Boeing) and American Airlines, Inc. (Customer)

This letter agreement (Letter Agreement) supersedes Letter Agreement 6-1181-OC-00703 dated December 19, 2007, amends and supplements the CSGTA, Letter Agreement 23-1A to the CSGTA and Supplemental Agreement No. SA-eE.  Capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, Letter Agreement 23-1A to the CSGTA and SA-eE.

1.	Contribution Toward Third Party Damages.

Clause 12.4 of Letter Agreement 23-1A to the CSGTA which modifies Customer’s CSGTA is hereby replaced with the text below solely as applied to the SA-eE:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

2.	Assignment.

This Letter Agreement is being provided to Customer as an accommodation and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidential Treatment.

Customer understands and agrees that certain commercial and/or financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the written consent of Boeing, disclose this Letter Agreement or any information contained

P.A. No. 3219
Contribution Toward Third Parties
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1042   Page 2

herein to any other person or entity, except as may be required by law or governmental regulations.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth above, please indicate your acceptance and approval below.  This Letter Agreement will become effective upon signature by Boeing and Customer.

EXECUTED on __________________

AMERICAN AIRLINES, INC.                                                                                           THE BOEING COMPANY

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Signature                                                                                Signature
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Printed Name                                                                                Printed Name
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Title                                                                      Title

P.A. No. 3219
Contribution Toward Third Parties
BOEING PROPRIETARY